                            MFS(R) JAPAN EQUITY FUND
                      MFS(R) GLOBAL TELECOMMUNICATIONS FUND


                Supplement to the Current Statement of Additional
                        Information Part II (the "SAI")


Appendix A to Part II of the SAI is amended to add the following waiver category under the heading "Waivers of Class A Sales Charges - Retirement Plans":

     o    Reinvestment of Redemption Proceeds from Class B Shares

               Shares acquired by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the MFS Funds and is equal to or exceeds $500,000, either alone or in aggregate with the current market value of the plan's existing Class A shares.

Appendix A to Part II of the SAI is amended to add the following two waiver categories under the heading "Waivers of Class A Sales Charges - Shares redeemed on account of distributions made under the following circumstances":

     o    Retirement Plan Recordkeeping Service Agreements

               where  the  retirement  plan  is,  at that  time,  a  party  to a
               retirement  plan   recordkeeping   or   administrative   services
               agreement with MFD or one of its affiliates pursuant to which certain of those services are provided by Benefit Services Corporation or any successor service provider designated by MFD.

               where the retirement plan has established an account with MFSC on or after January 1, 2000 and is, at that time, a party to a retirement plan recordkeeping or administrative services agreement with MFD or one of its affiliates pursuant to which such services are provided with respect to at least $10 million in plan assets.

Appendix B to Part II of the SAI is amended to restate the second paragraph and to add a third paragraph under the heading "Dealer Commissions and Concessions - Class A Shares - Purchases Subject to a CDSC (but not on Initial Sales Charge)":

               Except for those employer sponsored retirement plans described below, for purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in class A shares purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).

               In the case of employer sponsored retirement plans whose account application or other account establishment paperwork is received in good order after December 31, 1999, purchases will be aggregated as described above but the cumulative purchase amount will not be re-set after the date of the first such purchase.


                 The date of this Supplement is August 18, 2000.